UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date of Report (Date of Earliest Event) August 15, 2007

                                KOPIN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


DELAWARE                             000-19882                04-2833935
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(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)          Identification No.)


                    200 John Hancock Road, Taunton, MA 02780
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (508) 824-6696
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))



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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
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           Standard; Transfer of Listing.
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     Kopin Corporation issued a press release on August 21, 2007, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced that it received a NASDAQ Staff Determination letter indicating that the Company is not in compliance with NASDAQ Marketplace Rule 4310(c)(14) because it did not timely file its Quarterly Report on Form
10-Q for the quarter ended June 30, 2007. In the press release, Kopin also noted that the Nasdaq Listing and Hearing Review Council has given the Company until September 25, 2007 to file its overdue periodic reports and any necessary restatements with the U.S. Securities and Exchange Commission and Nasdaq. The Council said that if Kopin does not regain compliance by September 25, 2007, its securities could be suspended from listing on the Nasdaq Global Market at the opening of business on September 27, 2007. Kopin intends to request that the Nasdaq Board exercise its discretionary authority under Rule 4809 to grant the Company continued listing beyond the Council's September 25, 2007 deadline to allow the Company time to complete its investigation into the Company's past stock option practices and related accounting and prepare and file its audited financial statements. However, there can be no assurance that the Listing
Council will grant Kopin's request for continued listing of its common stock.


Item 9.01. Financial Statements and Exhibits.
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       (d)   Exhibits.
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       99.1  Kopin Corporation Press Release, dated August 21, 2007.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KOPIN CORPORATION


Dated: August 21, 2007                     By: /s/ John C.C. Fan
                                               ---------------------------------
                                           John C.C. Fan
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)